UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2013

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway, Minneapolis, Minnesota 55432

(Address of principal executive offices) (Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code):

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Jack Schuler

On August 22, 2013, the Board of Directors of Medtronic, Inc. (the “Company”) accepted Jack W. Schuler’s resignation as a Director, effective immediately, which was tendered by Mr. Schuler in accordance with the mandatory retirement provision of the Company’s Principles of Corporate Governance.

Approval of 2013 Medtronic Stock Award and Incentive Plan

On August 22, 2013, the shareholders of the Company approved the adoption of the Medtronic, Inc. 2013 Stock Award and Incentive Plan (the “2013 Plan”), including the performance criteria and individual award limitations that govern certain awards thereunder. The 2013 Plan replaces the Company’s 2008 Stock Award and Incentive Plan (the “2008 Plan”), which will remain in existence solely for the purpose of addressing the rights of holders of existing awards already granted under the 2008 Plan. The material features of the 2013 Plan are summarized herein and described more fully in the Company’s Proxy Statement, filed July 12, 2013. The following description is qualified in its entirety by reference to the full text of the 2013 Plan, the form of non-qualified stock option agreement, the forms of restricted stock unit award agreements, the Israeli Amendment to the 2013 Plan, the form of stock option agreement for Israeli employees and the form of restricted stock unit award agreement for Israeli employees, copies of which are attached to this Current Report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 and are incorporated herein by reference.

Administration. Unless otherwise determined by the Board of Directors, the Compensation Committee of the Company’s Board of Directors (the “Committee”) will administer the 2013 Plan.

Eligible Participants. The Committee may select any or all of the following classes of persons to be granted awards under the 2013 Plan:

•	Members of the Company’s Board of Directors;

•	Officers of, employees of, and consultants to the company and/or any of its subsidiaries or affiliates; and

•

Individuals who have accepted offers of employment or consultancy from the Company, and/or from any of its subsidiaries or affiliates; provided, however, that no grant will be effective prior to the date on which such individual’s employment or consultancy commences.

Reserved Shares. Subject to certain adjustment provisions described in the 2013 Plan, the number of shares of Company common stock which are authorized for issuance under the 2013 Plan is the sum of 50,000,000, plus (1) the number of shares that remained available for grant under the 2008 Plan as of August 22, 2013, equal to 22,121,596 shares, and (2) any shares which become available under certain predecessor plans (the “Predecessor Plans”). The maximum number of shares that may be issued pursuant to incentive stock options granted under the 2013 Plan is 75,000,000. The share reserve is “fungible,” with stock options and stock appreciation rights depleting the reserve on a one-to-one basis, while other, “full value” awards deplete the share reserve on a three-to-one basis.

To the extent that any award under the 2013 Plan, the 2008 Plan or the Predecessor Plans is forfeited, terminates, expires, lapses or is settled in cash, the shares subject to such award not delivered as a result thereof shall again become available for awards under the 2013 Plan. In addition, shares of Company common stock withheld by, or previously acquired shares tendered to, the Company to satisfy any tax withholding obligation with respect to an award other than a stock option or stock appreciation right shall again become available for issuance under the 2013 Plan. However, the following shares will not again become available for issuance under the 2013 Plan: (1) any shares which would have been issued upon any exercise of a stock option but for the fact that the exercise price was paid by a “net exercise” as defined in the 2013 Plan or any previously acquired shares tendered by a participant in payment of the exercise price of a stock option; (2) any shares withheld by the Company or previously acquired shares tendered by a Participant to satisfy any tax withholding obligation with respect to a stock option or a stock appreciation right (but not other awards); (3) shares covered by a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon its exercise; and (4) shares that are repurchased by the Company using stock option exercise proceeds.

Individual Maximum. No individual participant may be granted (1) stock options and stock appreciation rights under the 2013 Plan relating to more than 2,000,000 shares during any fiscal year and (2) awards other than stock options and stock appreciation rights under the 2013 Plan relating to more than 2,000,000 shares during any fiscal year. For purposes of the individual limits, each share issued pursuant to awards under the 2013 Plan is counted as one share. With respect to awards that result in the payment of cash amounts upon the attainment of certain performance goals, the Company’s Chief Executive Officer may not be paid more than $20,000,000 in respect of such awards during any fiscal year and no other individual participant may be paid more than $10,000,000 in respect of such awards during any fiscal year, including any amounts earned during such fiscal year and deferred.

Awards. The 2013 Plan will allow the Company to grant awards based on shares of Company common stock, including stock options, stock appreciation rights, restricted stock, unrestricted stock, restricted stock units, other stock-based awards, performance-based restricted stock, and performance units. The 2013 Plan will also allow the Company to grant awards denominated in cash that are payable upon the attainment of performance goals established by the Committee. Generally, performance awards under the 2013 Plan will be subject to a minimum performance period of one year, and restricted stock and restricted stock unit awards will be subject to a minimum ratable vesting period of three years. Dividend and dividend equivalents may not be paid or accrue on unearned performance awards, stock option or stock appreciation rights. All awards under the 2013 Plan are subject to the Company’s recoupment policy and other obligations of the Company with respect to the clawback of incentive compensation.

Performance-Based Compensation. The Committee may determine that a performance-based award is intended to be exempt from the limits on deductibility under Section 162(m) of the Internal Revenue Code (the “Code”). In such cases, in order to meet the requirements for that exemption, the goals must be based on one or more of the following criteria set forth in the 2013 Plan: sales, net sales, revenue, revenue growth or product revenue growth, operating income (before or after taxes), return on invested capital, return on capital employed, pre- or after-tax income (before or after allocation or corporate overhead and bonus), net earnings, earnings per share, diluted earnings per share, consolidated earnings before or after taxes (including earnings before any or all of the following: interest, taxes, depreciation and amortization), net income, gross profit, gross margin, year-end cash, debt reductions, book value per share, return on equity, expense management, return on investment, improvements in capital structure, profitability of an identifiable business unit or product, maintenance or improvements of profit margins, stock price, market share, costs, cash flow, working capital, return on assets or net assets, asset turnover, inventory turnover, economic value added (economic profit) or equivalent metrics, comparison with various stock market indices, appreciation in and/or maintenance of share price, reductions in costs, regulatory achievements, implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting or maintaining personnel, and total shareholder return; each as measured with respect to the Company or one or more affiliates, subsidiaries, divisions, business units, or business segments of the Company, either in absolute terms or relative to the performance of one or more other companies or an index covering multiple companies. The 2013 Plan provides that the Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the performance goals. For all awards intended to qualify for exemption under Code Section 162(m), such determinations shall be made within the time prescribed by, and otherwise in compliance with, Code Section 162(m).

Change of Control. Unless otherwise provided in an award agreement, upon a change of control (as defined in the 2013 Plan), each award granted under the 2013 Plan will immediately vest in full and become exercisable and transferable unless the award is replaced by a qualifying replacement award that satisfies certain conditions set forth in the 2013 Plan. In the case of performance awards, awards that are not replaced will be deemed to be earned and payable, adjusted pro rata for the amount of the performance period that has elapsed as of the date of the change of control, based on the greater of the applicable target level or the level of achievement of the applicable performance goals through the date of the change of control.

Replacement awards must be of the same type as the replaced award, have a value at least equal to that of the replaced award, if the underlying replaced award was an equity-based award, relate to publicly traded securities, and have terms and conditions no less favorable to the participant than the replaced award. Also, replacement awards must become fully vested and, if applicable, exercisable and free of restrictions, upon the termination of a participant’s employment, by the Company without cause or by the participant for good reason (as each is defined in the 2013 Plan), during the two years following the date of the change of control. Any options or stock appreciation rights held by the participant as of the change of control, or granted pursuant to a replacement award, will remain exercisable following such a termination until the earlier of (1) the third anniversary of the change of control and (2) the expiration of the term of the option or stock appreciation right.

Amendments. The Company’s Board of Directors, or the Committee, may amend, alter, or discontinue the 2013 Plan, but no amendment, alteration, or discontinuation may be made that would materially impair the rights of a participant with respect to a previously granted award without the participant’s consent, except such an amendment made to comply with applicable law, including, without limitation, Code Section 409A, Code Section 162(m), Code Section 422, stock exchange rules or accounting rules. In addition, no amendment may be made without the approval of Company shareholders to the extent that such approval is required by applicable law or by the listing standards of the applicable exchange.

The Committee may unilaterally amend the terms of outstanding awards subject to the limitations set forth in the 2013 Plan. The Committee’s authority to accelerate the exercisability or vesting or otherwise terminate restrictions relating to an award may be exercised only in connection with a participant’s death, disability or retirement, in connection with a change of control, or to the extent such actions involve an aggregate number of shares not in excess of 5% of the number of shares available for awards.

Effective Date; Term. The 2013 Plan was effective as of June 20, 2013 and has a term of ten years.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 22, 2013, Medtronic, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”) to: (1) elect eleven directors each for a one-year term; (2) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2014; (3) approve, in a non-binding advisory vote, named executive officer compensation; (4) approve the Medtronic, Inc. 2013 Stock Award and Incentive Plan; (5) amend and restate the Company’s Articles of Incorporation to provide for a majority vote in uncontested elections of directors; (6) amend and restate the Company’s Articles of Incorporation to allow changes to the size of the board of directors upon the affirmative vote of a simple majority of shares; (7) amend and restate the Company’s Articles of Incorporation to allow removal of a director upon the affirmative vote of a simple majority of shares; (8) amend and restate the Company’s Articles of Incorporation to allow amendments to Section 5.3 of Article 5 upon the affirmative vote of a simple majority of shares; and (9) amend and restate the Company’s Articles of Incorporation to eliminate the “Fair Price Provision.”

At the close of business on July 1, 2013, the record date of the Annual Meeting, the Company had 1,007,500,635 shares of common stock issued and outstanding. The holders of a total of 851,521,922 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date of the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal are set forth below:

1.	The shareholders elected each of the eleven nominees to the Board of Directors to serve for one-year terms, as follows:

	For	For (Percent of Shares Voted)	Withheld	Withheld (Percent of Shares Voted)	Broker Non-Vote
Richard H. Anderson	748,577,605	98.73%	9,630,091	1.27%	93,314,226
Scott C. Donnelly	753,544,733	99.39%	4,662,963	0.61%	93,314,226
Victor J. Dzau, M.D.	671,265,482	88.53%	86,942,214	11.47%	93,314,226
Omar Ishrak	736,755,351	97.17%	21,452,345	2.83%	93,314,226
Shirley Ann Jackson, Ph.D.	685,527,102	90.41%	72,680,594	9.59%	93,314,226
Michael O. Leavitt	753,841,282	99.42%	4,366,414	0.58%	93,314,226
James T. Lenehan	753,679,579	99.40%	4,528,117	0.60%	93,314,226
Denise M. O’Leary	748,805,603	98.76%	9,402,093	1.24%	93,314,226
Kendall J. Powell	746,777,057	98.49%	11,430,639	1.51%	93,314,226
Robert C. Pozen	749,457,628	98.85%	8,750,068	1.15%	93,314,226
Preetha Reddy	753,275,792	99.35%	4,931,904	0.65%	93,314,226

2.	The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

	Votes	Percent of Shares Voted
For	840,649,071	98.72%
Against	9,300,561	1.09%
Abstain	1,572,290	0.18%

3.	The shareholders approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers.

	Votes	Percent of Shares Voted
For	738,772,965	97.43%
Against	15,938,237	2.10%
Abstain	3,496,494	0.46%
Broker Non-Vote	93,314,226	N/A

4.	The shareholders approved the Medtronic, Inc. 2013 Stock Award and Incentive Plan.

	Votes	Percent of Shares Voted
For	669,939,517	88.35%
Against	86,193,664	11.36%
Abstain	2,074,515	0.27%
Broker Non-Vote	93,314,226	N/A

5.	The shareholders did not approve the proposal to amend and restate the Company’s Articles of Incorporation to provide for a majority vote in uncontested elections of directors.

	Votes	Percent of Shares Outstanding
For	753,120,766	74.75%
Against	3,439,837	0.34%
Abstain	1,647,093	0.16%
Broker Non-Vote	93,314,226	9.26%

6.	The shareholders did not approve the proposal to amend and restate the Company’s Articles of Incorporation to allow changes to the size of the board of directors upon the affirmative vote of a simple majority of shares.

	Votes	Percent of Shares Outstanding
For	752,146,281	74.65%
Against	4,127,903	0.40%
Abstain	1,933,512	0.19%
Broker Non-Vote	93,314,226	9.26%

7.	The shareholders did not approve the proposal to amend and restate the Company’s Articles of Incorporation to allow removal of a director upon the affirmative vote of a simple majority of shares.

	Votes	Percent of Shares Outstanding
For	753,435,495	74.78%
Against	3,145,679	0.31%
Abstain	1,626,522	0.16%
Broker Non-Vote	93,314,226	9.26%

8.	The shareholders did not approve the proposal to amend and restate the Company’s Articles of Incorporation to allow amendments to Section 5.3 of Article 5 upon the affirmative vote of a simple majority of shares.

	Votes	Percent of Shares Outstanding
For	750,539,218	74.49%
Against	4,674,928	0.46%
Abstain	2,993,550	0.29%
Broker Non-Vote	93,314,226	9.26%

9.	The shareholders approved the proposal to amend and restate the Company’s Articles of Incorporation to eliminate the “Fair Price Provision.”

	Votes	Percent of Shares Outstanding
For	734,850,216	72.93%
Against	16,999,932	1.68%
Abstain	6,357,548	0.63%
Broker Non-Vote	93,314,226	9.26%

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None.

(b) Pro Forma Financial Information: None.

(c) Shell Company Transactions: None.

(d) Exhibits:

10.1	Medtronic, Inc. 2013 Stock Award and Incentive Plan

10.2	Form of Non-qualified Stock Option Agreement 2013 Stock Award and Incentive Plan

10.3	Form of Restricted Stock Unit Award Agreement 2013 Stock Award and Incentive Plan (U.S. Employees)

10.4	Form of Restricted Stock Unit Award Agreement 2013 Stock Award and Incentive Plan (Non-U.S. Employees)

10.5	Form of Restricted Stock Unit Award Agreement 2013 Stock Award and Incentive Plan (Time-Based)

10.6	Medtronic, Inc. Israeli Amendment to the 2013 Stock Award and Incentive Plan

10.7	Form of Stock Option Agreement 2013 Stock Award and Incentive Plan (Israeli Employees)

10.8	Form of Restricted Stock Unit Award Agreement 2013 Stock Award and Incentive Plan (Israeli Employees)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

Date: August 27, 2013	By	/s/ Gary L. Ellis
Gary L. Ellis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Exhibit No.	Description

10.1	2013 Medtronic, Inc. Stock Award and Incentive Plan

10.2	Form of Non-qualified Stock Option Agreement 2013 Stock Award and Incentive Plan

10.3	Form of Restricted Stock Unit Award Agreement 2013 Stock Award and Incentive Plan (U.S. Employees)

10.4	Form of Restricted Stock Unit Award Agreement 2013 Stock Award and Incentive Plan (Non-U.S. Employees)

10.5	Form of Restricted Stock Unit Award Agreement 2013 Stock Award and Incentive Plan (Time-Based)

10.6	Medtronic, Inc. Israeli Amendment to the 2013 Stock Award and Incentive Plan

10.7	Form of Stock Option Agreement 2013 Stock Award and Incentive Plan (Israeli Employees)

10.8	Form of Restricted Stock Unit Award Agreement 2013 Stock Award and Incentive Plan (Israeli Employees)